UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2008

WESTERN SIZZLIN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-25366	86-0723400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

416 South Jefferson Street, Suite 600, Roanoke, Virginia		24011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (540) 345-3195

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY STATEMENT

On July 10, 2008, the Registrant acquired a controlling interest in Mustang Capital Advisors, LP, a Texas limited partnership, and its general partner, Mustang Capital Management, LLC, a Texas limited liability company, from John K. H. Linnartz through the Registrant’s wholly-owned subsidiary, Western Mustang Holdings LLC, a Delaware limited liability company.

This Amended Current Report on Form 8-K/A amends and restates Item 9.01 of the Registrant’s Current Report on Form 8-K relating to the above acquisition filed with the Commission on July 10, 2008. This Amended Current Report provides the information required by Item 9.01 - Financial Statements and Exhibits, which information was also included in the Registrant’s Registration Statement on Form S-4 (File No. 333-154313) filed with the Commission on October 15, 2008.

Item 9.01.                                Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired.  In accordance with Item 9.01(a), the following are filed herewith as Exhibit 99.1 and incorporated herein by reference:

1.	Consolidated Financial Statements of Mustang Capital Advisors, LP as of and for the years ended December 31, 2006 and 2007.

2.	Unaudited Consolidated Financial Statements of Mustang Capital Advisors, LP as of and for the six months ended June 30, 2007 and 2008.

(b)           Pro Forma Financial Information.  In accordance with Item 9.01(b), the following are filed herewith as Exhibit 99.2 and incorporated herein by reference:

1.	Unaudited Pro Forma Condensed Combined Financial Statements of Western Sizzlin Corporation and Mustang Capital Advisors, LP.

(d)           Exhibits.

Exhibit No.	Description

10.1 *	Purchase Agreement, dated as of July 9, 2008, among John K. H. Linnartz, Western Mustang Holdings LLC and Western Sizzlin Corporation.

10.2 *
Amended and Restated Limited Partnership Agreement of Mustang Capital Advisors, LP, dated as of July 9, 2008, among Mustang Capital Management, LLC, John K. H. Linnartz and Western Mustang Holdings LLC.

10.3 *	Amended and Restated Limited Liability Company Regulations of Mustang Capital Management, LLC, dated as of July 9, 2008, between John K. H. Linnartz and Western Mustang Holdings LLC.

99.1	Consolidated Financial Statements of Mustang Capital Advisors, LP

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Western Sizzlin Corporation and Mustang Capital Advisors, LP

* Incorporated by reference to the exhibits included with the Registrant’s Current Report on Form 8-K filed with the Commission on July 10, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

November 21, 2008

WESTERN SIZZLIN CORPORATION

	By:	/s/ Robyn B. Mabe
		Name:	Robyn B. Mabe
		Title:	Vice President and Chief Financial Officer